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Exhibit 10.19
-------------

                    AMENDED AND RESTATED WORLD AIRWAYS, INC.
                             1995 STOCK OPTION PLAN


Section 1. General Purpose of Plan; Definitions.
           ------------------------------------

                  The World Airways, Inc. 1995 Stock Option Plan (the "Plan") is designed to assist World Airways, Inc. in attracting, retaining and providing incentives to selected key management personnel by offering them the opportunity to acquire a proprietary interest in the Company and, thus, in its growth and success.

                  For purposes of the Plan, the following terms shall have the meanings set forth below:

                           (a)  "Board" means the Board of Directors of the
                                 -----
Company.

                           (b)  "Code" means the Internal Revenue Code of 1986,
                                 ----
as amended from time to time, or any successor thereto.

                           (c)  "Committee" means the Compensation Committee of
                                 ---------
the Board, or any other committee the Board may subsequently appoint to administer the Plan as provided herein. If at any time no Committee shall be in office, then the functions of the Committee specified in this Plan shall be exercised by the members of the Board who are not employees of the Group.

                           (d)  "Common Stock" means shares of the common stock,
                                 ------------
$.001 par value, of the Company.

                           (e)  "Company" means World Airways, Inc., a
                                 -------
corporation organized under the laws of the State of Delaware (or any successor corporation).

                           (f)  "Controlling Shareholder" means any person or
                                 -----------------------
entity that (i) owns at least 50% of the number of outstanding shares of Common Stock, or (ii) possesses at least 50% of the total combined voting power of all classes of Company stock, either directly or indirectly, through one or more entities that are more than 50% owned by such person or entity.

                           (g)  "Eligible Person" means a person described in
                                 ---------------
Section 4 hereof.

                           (h)  "Fair Market Value" means:
                                 -----------------

                                    (i)   if the shares of Common Stock are
         listed or admitted to trading on any securities exchange in the United States on the applicable determination date, the closing price, regular way, on such day on the principal securities exchange in the United States on which shares of Common Stock are traded;

                                    (ii)  if clause (i) does not apply or if no
         sale takes place on such day, the average of the closing bid and asked prices in the United States on such day, as reported by a reputable quotation source designated by the Committee;

                                    (iii) if the preceding clauses (i) and (ii)
         do not apply, the average of the reported high bid and low asked prices in the United States on such day, as reported in the Wall Street Journal (Eastern edition) or other newspaper designated by the Committee; or

                                    (iv)  if the preceding clauses (i), (ii) and
         (iii) do not apply, (A) in the case of a Valuation Date described in clause (ii) of Section 1(q), the price per share at which at least five percent of the total outstanding shares of Common

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         Stock are sold in an arm's-length transaction that occurred ten business days prior to such Valuation Date, (B) in the case of a Valuation Date described in clause (i) of Section 1(q), (I) the fair market value of a share of Common Stock, as determined by an independent valuation firm selected by the Committee and by WorldCorp (provided that the approval of WorldCorp shall not be required unless WorldCorp is the Controlling Shareholder) or (II) in lieu of the valuation provided for by the preceding clause (I) and at the election of the Committee (with the consent of WorldCorp, if WorldCorp is the Controlling Shareholder), the price per share at which at least five percent of the total outstanding shares of Common Stock are sold in an arm's-length transaction that occurred within ninety days prior to such Valuation Date; (C) in lieu of the foregoing clauses (iv)(A) and
         (iv)(B), the fair market value of a share of Common Stock as agreed to between the Committee and a Participant (provided that the consent of WorldCorp to any such agreed upon fair market value shall be required if WorldCorp is the Controlling Shareholder); or (D) in the case of the grant of a Stock Option, the fair market value of a share of Common Stock, as determined by the Committee in good faith (with the consent of WorldCorp if WorldCorp is the Controlling Shareholder).

                           (i) "Group" means the Company and any affiliate of
                                -----
the Company.

                           (j) "Incentive Stock Option" means a Stock Option
                                ----------------------
that is intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

                           (k) "Initial Public Offering" means the sale of
                                -----------------------
shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933 whereby, upon completion of such offering, at least 20% of the total outstanding shares of Common Stock are held by public shareholders.

                           (l) "Nonqualified Stock Option" means a Stock
                                -------------------------
Option that is not an incentive stock option within the meaning of Section 422 of the Code.

                           (m) "Option Shares" means shares of Common Stock
                                -------------
acquired pursuant to the exercise of Stock Options granted hereunder.

                           (n) "Participant" means any Eligible Person who has
                                -----------
been awarded a Stock Option.

                           (o) "Stock Option" means any option to purchase
                                ------------
shares of Common Stock granted pursuant to this Plan.

                           (p) "Subsidiary" means a subsidiary corporation as
                                ----------
defined in Section 424(f) of the Code.

                           (q) "Valuation Date" shall mean (i) April 30 of each
                                --------------
calendar year; (ii) the tenth business day following any arm's-length sale (as determined by the Committee with the approval of WorldCorp, if WorldCorp is the Controlling Shareholder) by any shareholder of a minimum of five of the total outstanding shares of Common Stock to any unrelated third party; and (iii) any other date agreed to between a Participant and the Committee (subject to the consent of WorldCorp if WorldCorp is the Controlling Shareholder).

                           (r) "WorldCorp" means WorldCorp, Inc., a corporation
                                ---------
organized under the laws of the State of Delaware (or any successor corporation).

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Section 2.   Administration.
             --------------

                  The Committee shall have plenary authority, in its discretion, to determine the terms of all awards of Stock Options hereunder (which terms need not be identical), including, without limitation, the exercise price of Stock Options, the Eligible Persons to whom Stock Options are awarded, whether an option shall be an Incentive Stock Option or a Nonqualified Stock Option, the time or times at which awards are made, the number of shares covered by awards, and the period during which Stock Options may be exercised. In making such determinations, the Committee may take into account the nature of the services rendered by the respective persons, their present and potential contributions to the success of the Group, and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this Section 2 shall be conclusive.

Section 3.   Stock Subject to Plan; Adjustments.
             ----------------------------------

                  The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 3,300,000, divided into two series, herein called >Series A= and >Series B=. The Series A shares shall consist of the 1,800,000 shares of Common Stock reserved by action of the Board on May 24, 1995 and June 17, 1998. The Series B shares shall consist of the 1,500,000 shares of Common Stock reserved by action of the Board on April 29, 1999. Such shares, whether Series A or Series B, may consist, in whole or part, of authorized and unissued shares or treasury shares. To the extent that any Stock Option expires, is canceled or otherwise terminates without being exercised, the shares covered by such Stock Option shall again be available for issuance with subsequent awards covering shares of the same Series under the Plan.

                  The maximum number of shares as to which Stock Options may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Stock Options shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or
(ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Administrator necessitates such action. Any determination made under this Section 3 by the Committee shall be final and conclusive.

                  The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Stock Options or the number of shares of Common Stock reserved for issuance under this Plan.

Section 4.   Participation in the Plan.
             -------------------------

                  Members of the Board, employees (whether or not they are officers or members of the Board) and consultants of the Group shall be eligible to receive awards of Stock Options pursuant to Section 5 hereof. Awards of Stock Options to such persons shall be made by the Committee, in its sole and absolute discretion, as provided by Section 2 hereof.

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Section 5.   Stock Option Awards.
             -------------------

                  Stock Options granted under the Plan to Eligible Persons shall be either Incentive Stock Options or Nonqualified Stock Options; provided,
                                                                 --------
however, that Incentive Stock Options shall not be granted to persons who are
-------
not employees of the Group. No Stock Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. Each Stock Option granted under the Plan shall be clearly identified as either a Nonqualified Stock Option or an Incentive Stock Option and shall be evidenced by a written Stock Option Agreement that specifies the terms and conditions of the grant. Stock Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Committee may specify:

                           (a)  Price.  The price per share of Common Stock at
                                -----
which a Stock Option may be exercised shall not be less than eighty-five percent of the Fair Market Value of the Common Stock on the date of grant of the Stock Option. In the case of an Incentive Stock Option, the exercise price per share of Common Stock shall not be less than one hundred percent of the Fair Market Value of the Common Stock on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a Participant who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "Ten-Percent Shareholder"), the exercise price per share shall not be less than one hundred and ten percent of the Fair Market Value of the Common Stock on the date on which the option is granted.

                           (b)  Exercisability.  Stock Options granted pursuant
                                --------------
to this Plan shall be exercisable at such times and under such conditions as shall be determined by the Committee; provided, however, that no Stock Option
                                      --------  -------
shall be exercisable after the expiration of ten years from the date the option is granted (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

                           (c)  Payment of Option Price.  Subject to Section
                                -----------------------
5(b), Stock Options may be exercised, in whole or in part, at any time during the term of the option by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the exercise price in cash. To the extent provided in the applicable Stock Option Agreement, payment may also be made in whole or in part, in the form of Common Stock already owned by the Participant based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised. In no event may any shares of Common Stock that are acquired by a Participant pursuant to the exercise of a Stock Option be delivered as payment of the exercise price of a Stock Option, unless such shares have been held by the Participant for at least six months.

                           (d)  Transferability of Stock Options.  No Stock
                                --------------------------------
Option shall be transferable other than by will or the laws of descent and distribution, except to the extent required by applicable law. During the lifetime of a Participant who has been awarded a Stock Option, such Stock Option may only be exercised by such Participant, except as otherwise required by applicable law.

                           (e)  Awards Covering Series B Shares. Notwithstanding
                                -------------------------------
any other provision of this Section 5 to the contrary, Stock Options as to which Series B shares of Common Stock have been reserved and are available for issuance shall be exercisable at one hundred

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percent of the Fair Market Value of the Common Stock on the date of grant, and shall vest and become exercisable on the date of grant for 10% of the underlying shares, one year after the date of grant for an additional 30% of the underlying shares, two years after the date of grant for an additional 30% of the underlying shares, and three years after the date of grant for the remaining 30% of the underlying shares.@

Section 6. Restrictions on the Transfer of Option Shares Prior to an Initial Public Offering
                  -----------------------

                           (a) Prior to an Initial Public Offering, no Option
Shares may be sold, assigned, mortgaged, transferred, pledged, hypothecated or otherwise encumbered or disposed of (any such event is hereinafter referred to as a "Transfer") except as permitted by Sections 6(b) through 6(e) hereof and
Section 7 hereof.

                           (b) If, prior to an Initial Public Offering, a
Participant receives a bona fide offer from an unrelated third party to purchase all or a portion of the Participant's Option Shares, the Participant shall be permitted to sell such shares to such third party only in accordance with the terms of this Section 6 and after offering to sell such Option Shares to WorldCorp and the Company in accordance with the following provisions:

                                    (i)   The Participant shall deliver a notice
         (the "Offering Notice") to WorldCorp and the Company stating (A) the Participant's bona fide intention to offer such Option Shares, (B) the number of Option Shares to be offered for sale, and (C) the price and terms, if any, upon which the Participant proposes to offer such Option Shares.

                                    (ii)  Within ten days after the Offering
         Notice is given, WorldCorp and the Company may elect to purchase from the Participant, at the price and on the terms specified in the Offering Notice, all of the Option Shares offered in the Offering Notice; provided, however, if the price so specified is payable in whole or in part in non-cash consideration, such non-cash consideration shall be valued at its fair market value on the date WorldCorp and the Company receives the Offering Notice. The purchase price for the Option Shares may be paid by WorldCorp or in cash or in WorldCorp Common Stock or by the Company in cash or in Company Common Stock (valued at fair market value, as hereinafter defined, as of the date of purchase by WorldCorp or the Company), or a combination thereof, as determined by WorldCorp and the Company in its sole discretion. For purposes of this
         Section 6, the fair market value of a share of WorldCorp or the Company's Common Stock shall be the mean between the high and low sales prices of a share of WorldCorp or the Company's Common Stock as reported on any national securities exchange as of the applicable date of purchase by WorldCorp or the Company. Any shares of WorldCorp or the Company Common Stock transferred to a Participant pursuant to this
         Section 6 shall be registered not later than ninety (90) days after the date of transfer pursuant to an effective registration statement under the Securities Act of 1933.

                                    (iii) The closing of the purchase of any
         Option Shares by

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         WorldCorp or the Company shall take place at the principal offices of
         WorldCorp or the Company (or such other location as the parties may agree on) on the third business day after the expiration of the thirty-day period following the giving of the Offering Notice. At such closing, WorldCorp or the Company, as the case may be, shall (A) agree in writing with the Participant not to sell or otherwise dispose of such shares in violation of the Securities Act of 1933, as amended, and
         (B) make payment in the appropriate amount by means of a check or by a wire transfer to the Participant and/or the delivery of WorldCorp or Company stock certificates registered in the name of the Participant, against delivery of stock certificates representing the Common Stock so purchased, duly endorsed in blank by the person or persons in whose name such certificate is registered or accompanied by a duly executed stock or security assignment separate from the certificate.

                           (c) In the event that all of the Option Shares being
offered are not purchased at the closing referred to in subsection (b)(iii), the Participant shall for a period of 180 days thereafter have the right to sell or otherwise dispose of the number of Option Shares offered in the Offering Notice, upon terms and conditions (including the price per share) no more favorable to the third party purchaser than those specified in the Offering Notice. In the event that the Participant does not sell or otherwise dispose of such Option Shares within the specified 180-day period, the right of first offer provided for in this Section 6 shall continue to be applicable to any subsequent disposition of such shares to the extent provided by this Section 6.

                           (d) In the event that the right of first offer set
forth in this Section 6 is not exercised by WorldCorp or the Company, the third party purchaser of such Option Shares shall not be bound by the terms of Section 6 hereof.

                           (e) If, on or after January 1, 1997, WorldCorp owns
less than eighty percent (but more than fifty percent) of the outstanding Common Stock of the Company and an Initial Public Offering has not occurred, WorldCorp will use its best efforts to assist Participants in locating a source of liquidity for their Option Shares.

Section 7. No Restrictions on Transfer After An Initial Public Offering; Certain Repurchase Rights.
                  -------------------------

                           (a) Notwithstanding the provisions of Section 6 and
except as provided in Section 8 and Section 11(a) hereof, no restrictions shall apply under this Plan to the Transfer of Option Shares after the occurrence of an Initial Public Offering.

                           (b) As of any Valuation Date occurring (i) before the
occurrence of an Initial Public Offering and (ii) after termination of a Participant's employment for cause by the Group or WorldCorp and its Subsidiaries, the Company or WorldCorp (if WorldCorp owns eighty percent or more of the outstanding Common Stock of the Company) may repurchase all or a portion of the Option Shares held by such Participant or his legatee or legatees at a price equal to the Fair Market Value of the shares to be acquired. For purposes of this Section 7(b), a Participant's employment shall be deemed to have been terminated for cause in the event that the Company determines that the Participant has (i) committed a felony or a material act of fraud or dishonesty against the Company, any other member of the Group or WorldCorp or any of its Subsidiaries, (ii) breached his or her duties of good faith to the Company, any other member of the Group or

WorldCorp or any of its Subsidiaries, or (iii) willfully failed to perform his or her assigned duties after at least two (2) warnings specifically advising the Participant of his or her shortcomings and providing the Participant with a reasonable "cure" period.

Section 8.   Regulatory Approval and Compliance.
             ----------------------------------

                  The Company shall not be required to issue any certificate or certificates for shares of its Common Stock with respect to awards under this Plan, or record any person as a holder of record of such shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying, to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

Section 9.   Withholding Taxes.
             -----------------

                  The Company's obligation to deliver shares of Common Stock to a Participant upon the exercise of a Stock Option shall be subject to the Participant's satisfaction of any applicable federal, state and local tax withholding requirements. The Committee may, in its discretion, and subject to such rules as it may prescribe in its discretion, permit a Participant to satisfy applicable tax withholding obligations by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold from the Common Stock otherwise issuable to the Participant as the result of the exercise of a Stock Option, a number of shares having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation; or
(c) delivering to the Company already owned and unencumbered shares of Common Stock having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation.

Section 10.  Amendment and Termination.
             -------------------------

                  The Board may amend, alter or terminate the Plan in any respect at any time. Notwithstanding the foregoing, no amendment, alteration or termination of the Plan shall be made by the Board without approval of (i) WorldCorp, if WorldCorp is the Controlling Shareholder at the time of the amendment, alteration or termination, and (ii) each affected Participant if such amendment, alteration or termination would impair the rights of a Participant under any award theretofore granted.

                  The Board (with the consent of WorldCorp, if WorldCorp is the Controlling Shareholder) may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant with respect to such award without such Participant's consent.

Section 11.  General Provisions.
             ------------------

                           (a) The Committee may require each person acquiring
shares pursuant to awards hereunder to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Common Stock issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

                           (b) Nothing contained in Section 6 shall prohibit a
Participant from delivering Option Shares to the Company to exercise a Stock Option in accordance with Section 5(c) hereof or from authorizing the withholding of Option Shares or delivering Option Shares to the Company to satisfy applicable tax withholding requirements in accordance with Section 9 hereof. Upon the death of a Participant, Option Shares may be transferred by will or the laws of descent and distribution to the legatee or legatees of the Participant. The Transfer of Option Shares by such legatee or legatees shall be subject to the provisions of this Plan as if such legatee or legatees were the Participant.

                           (c) Nothing contained in this Plan shall prevent the
Board or Committee from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Group any right to continued employment with the Group, nor shall it interfere in any way with the right of the Group to terminate the employment of any of its employees at any time.

                           (d) No member of the Board or the Committee, nor any
officer or employee of the Group acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Group acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                           (e) The masculine pronoun wherever used shall include
the feminine pronoun, and the singular shall include the plural unless the context clearly indicates the distinction.

Section 12.  Effective Date of Plan.
             ----------------------

                  The Plan shall be effective on the date it is adopted by the Board (the "Effective Date"), subject to the approval of the Plan by the Company's Stockholders.

Section 13.  Term of Plan.
             ------------

                  Unless the Plan shall have previously been terminated in accordance with Section 10, the Plan shall terminate and no Stock Options shall be granted pursuant to the Plan after the tenth anniversary of the Effective Date. Notwithstanding the foregoing, all Stock Options granted under the Plan prior to such date shall remain in effect until such Stock Options have either been exercised or have expired in accordance with their terms and the terms of this Plan.

Section 14.  Governing Law.
             -------------

                  This Plan shall be construed, administered and enforced according to laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Original Effective Date: May 31, 1995
Original Stockholder Approval Date: May 24, 1995
First Amendment Stockholder Approval Date:  June 17, 1998
Second Amendment Stockholder Approval Date:  June 9, 1999